                                                                EXHIBIT NO. 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the accompanying Annual Report of Greene County Bancshares, Inc. (the "Company") on Form 10-K for the annual period ended December 31, 2004 (the "Report"), I, R. Stan Puckett, Chairman of the Board and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ R. Stan Puckett
                                       -----------------------------
                                           R. Stan Puckett
                                           Chairman of the Board and Chief
                                           Executive Officer

Date: March 11, 2005

                                       1